Shareholder Letter Q3 2023

Clear Secure, Inc. | Q3 2023 | Page 2 Shareholder Letter Q3 2023 Third Quarter 2023 Financial Highlights (all figures are for Third Quarter 2023 and percentage change is expressed as year-over-year, unless otherwise specified)* Revenue of $160.4 million was up 38.4% while Total Bookings of $191.7 million were up 31.6% Operating income of $19.3 million; Adjusted EBITDA of $29.6 million Net Income of $26.9 million, Net Income per Common Share Basic and Diluted of $0.17 Adjusted Net Income of $31.5 million, Adjusted Net Income per Common Share, Basic and Diluted of $0.21 Net cash provided by operating activities of $(4.9) million; Free Cash Flow of $(8.9) million; both figures include outflow to our credit card partner to settle annual accrual of approximately $133 million Total Cumulative Enrollments of 18.6 million were up 30.6% Active CLEAR Plus Members of 6.4 million were up 31.3% Annual CLEAR Plus Net Member Retention of 88.5% was down 370 basis points year-over-year and 220 basis points sequentially Total Cumulative Platform Uses of 167.4 million were up 42.3% Annualized CLEAR Plus Member Usage of 8.5x Acquired Sora ID, a networked identity company focused on financial services vertical; unlocks KYC capabilities on CLEAR’s platform Completed an organizational streamlining plan in October yielding approximately $20 million in annual savings Share repurchase activity: 0.5 million shares at $21.62 in Q323; 0.6 million shares at $16.77 in Q423 to date; announced $100 million increase to share repurchase authorization Declared $0.55 special dividend and $0.09 regular quarterly dividend to holders of Class A and Class B Common Stock as of November 16, 2023, payable on November 22, 2023 TSA PreCheck® Enrollment Provided by CLEAR: Hit key operational milestones in the soft launch trial period; progressing towards public launch expected this year Reached 54 CLEAR Plus airports with launch of Buffalo Niagara International Airport in September; launched RESERVE in London, Heathrow Airport Expanded LinkedIn partnership to Canada and Mexico * A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided at the end of this letter. “ Achieving profitable growth and capital allocation remain our key priorities. This quarter we demonstrated our ability to drive the top-line while achieving strong incremental margins. We also demonstrated our opportunistic approach to capital allocation by repurchasing our shares, increasing our quarterly dividend to $0.09, declaring a $0.55 special dividend and acquiring Sora ID,” said Caryn Seidman-Becker, CLEAR’s CEO

Clear Secure, Inc. | Q3 2023 | Page 3 Shareholder Letter Q3 2023 2022 2023 Revenue Total Bookings (10-K) in millions in thousands Total Bookings & GAAP Revenue Total Cumulative Enrollments $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22

Clear Secure, Inc. | Q3 2023 | Page 4 Shareholder Letter Q3 2023 Total Cumulative Platform Uses Annual CLEAR Plus Net Member Retention in thousands $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 94.3% 92.2% 91.9% 9 .3% 90.7% 88.5% ' Annual CLEAR Plus Member Retention 4,398 4,855 5,448 5,711 6,183 6,374 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.4x 8.6x 8.6x 8.8x 8.7x 8.5x Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Annualized CLEAR Plus Member Usage

Clear Secure, Inc. | Q3 2023 | Page 5 Shareholder Letter Q3 2023 Active CLEAR Plus Members Annual CLEAR Plus Member Usage in thousands $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 94.3% 92.2% 91.9% 91.3% 90.7% 88.5% Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Annual CLEAR Plus Member Retention 4,398 4,855 5,448 5,711 6,183 6,374 ' ' Acitve CLEAR Plus Members (Thousands) 8.4x 8.6x 8.6x 8.8x 8.7x 8.5x Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Annualized CLEAR Plus Member Usage $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 94.3% 92.2% 91.9% 91.3% 90.7% 88.5% ' ' ' ' ' ' Annual CLE R Plus Member Retention 4,398 4,855 5,44 5,711 6,183 6,374 ' ' ' ' ' ' Acitve CLEAR Plus Memb rs (Thousands) 8.4x 8.6x 8.6x 8.8x 8.7x 8.5x ' ' Ann alized CLEAR Plus Member Usage

Clear Secure, Inc. | Q3 2023 | Page 6 Shareholder Letter Q3 2023 Dear Shareholder, Identity is foundational to making experiences safer and easier yet it is highly fragmented. CLEAR’s vision has always been for Members to enroll once and use anywhere—a universal identity. In the US, we rely on passports, driver’s licenses from 50 states (each with multiple versions) and countless other forms of ID. While some progress has been made to unify identity (Real ID, mobile drivers license technology) the concept of an at-scale standard has remained elusive—until now. CLEAR’s NextGen Identity+ will be the highest fidelity digital identity, unlocking physical and digital experiences for our Members and bringing our vision to life. NextGen Identity+ Over the next several months, we will be upgrading CLEAR Plus Members to our NextGen Identity+. We have been collaborating with the Department of Homeland Security on these standards since 2020, building on our multi-factor authentication enrollment process now including data directly from the issuing source. We are excited about the even more predictable, friction-free experience that NextGen Identity+ will unlock for our Members and the enhanced security it provides. This new standard will enable face as the primary biometric, both on mobile and at the airport (facilitating the CLEAR Lane of the Future). As we said in our last letter, the future lane experience will seamlessly integrate into TSA equipment for friction-free entry into physical screening. As travel continues to grow, this technology evolution will help ensure a great Member experience at scale. We are starting to see how digital identity is improving outcomes online through our LinkedIn partnership. Verified LinkedIn Members experience 60% more profile views, 50% more comments and reactions on their posts, and 30% more messages. These metrics reaffirm the power of the CLEAR Verified promise—to make experiences safer AND easier for our Members and partners. Our networked identity platform is powerful: 35% of verified profiles on LinkedIn have been completed by existing CLEAR Members, who benefited from a simple one-step verification process. This quarter, we expanded our LinkedIn partnership to new geographies by adding Mexico and Canada. Combined with the US, over 240 million LinkedIn members can now verify their identity with CLEAR, enriching the global LinkedIn community and redefining the way individuals establish their verified identities online. Trust online matters. We are excited to bring CLEAR Verified to the financial services vertical with our acquisition of Sora ID. Adding Know Your Customer (“KYC”) capabilities to our platform unlocks a large market with established regulatory-driven identity use cases. Sora’s configurable KYC platform complements our technology, brand and embedded base of +18 million Members. Efficiency and Incremental Margins Agility and innovation drive economically efficient growth. We streamlined our organization by removing layers across engineering, product and certain corporate functions. Our core values include Bias for Action and Owning It—a flatter and more connected organization ensures CLEAR lives these values every day.

CLEAR
Shareholder Letter
Q3 2023

These efforts will yield approximately $20 million in annualized savings (cash and equity compensation). We realized approximately $4 million in the third quarter; the full benefit will be realized by Q124.

Looking ahead to 2024, we expect to make continued progress towards our long-term Adjusted EBITDA margin target of +35%. In the airport, we will continue to ramp less mature markets opened in 2022 and 2023, as well as launch and ramp TSA PreCheck® Enrollment Provided by CLEAR, which we have invested in since 2019 without revenues. We have also been investing in the CLEAR Verified platform ahead of revenues and now expect to scale bookings faster than costs. Finally, a continued sharp focus on costs and operational efficiencies (including the organizational streamlining outlined above) will ensure significant revenue flow-through to the bottom line.

With a strong balance sheet and free cash flow generation, capital allocation remains a key priority. Today we announced an increased regular quarterly dividend of $0.09 from $0.07, a $0.55 special dividend and an increase of $100 million to our existing share repurchase authorization. In 2023 we will have returned over $200 million to shareholders.

We remain focused on growing Members, bookings, AND Free Cash Flow, while continuing to build a brand that Members AND partners trust and love.

Best,

Caryn Seidman Becker — Kenneth L. Cornick

Clear Secure, Inc. | Q3 2023 | Page 7

Clear Secure, Inc. | Q3 2023 | Page 8 Shareholder Letter Q3 2023 Third quarter 2023 Revenue of $160.4 million grew 38.4% as compared to the third quarter of 2022 while Total Bookings of $191.7 million grew 31.6%. We saw a continuation of the strong travel trends driving both membership growth and net retention, leading to better-than-expected Total Bookings growth. Third quarter 2023 Total Cumulative Enrollments reached 18.6 million, driven by an increase in CLEAR Plus enrollments at existing and new airports, as well as an acceleration of CLEAR Verified platform enrollments. Third quarter 2023 Active CLEAR Plus Members reached 6.4 million, up 31.3% as compared to the third quarter of 2022 driven by new members added through airport, partner and organic channels in existing and new markets. Third quarter 2023 Total Cumulative Platform Uses reached 167.4 million, driven primarily by the continued strength in air travel leading to increases in CLEAR Plus verifications. Third quarter 2023 Annualized CLEAR Plus Member Usage was 8.5x, down 1.2% as compared to the third quarter of 2022. Third quarter 2023 Annual CLEAR Plus Net Member Retention was 88.5%, down 370 basis points year-over-year and down 220 basis points sequentially. As previously discussed, we expect long-term Annual CLEAR Plus Net Member Retention to settle in the upper 80s percentage range, above pre-pandemic levels. Cost of revenue share fee was $22.9 million in the third quarter of 2023 and includes a COVID- related benefit of $1.1 million. Excluding COVID-related benefits in all periods, Cost of revenue share fee as a percentage of revenue was up 24 basis points year-over-year and up 57 basis points sequentially. Cost of Revenue Share percentage may vary by quarter, but on an annual basis we expect it to remain relatively stable over time. Cost of direct salaries and benefits were $35.3 million in the third quarter of 2023, up 31.3% year-over-year, and up 3.3% sequentially. As a percentage of revenue, cost of direct salaries and benefits was down 119 basis points year-over-year and down 79 basis points sequentially. Research and development expense of $11.8 million in the third quarter of 2023 includes $0.5 million of non-cash equity-based compensation relating to pre-IPO employee performance award units and benefit of $(7.7) million of non-cash equity-based compensation reversals from departed team members. Excluding the pre-IPO employee performance award expense and reversal benefit as well as previously disclosed prior-period non-cash items, research and development expense was $19.0 million, up 15.3% year-over-year and down 12.1% sequentially, and, as a percentage of revenue, it was down 237 basis points year-over-year and down 259 basis points sequentially. Third Quarter 2023 Financial Discussion

Clear Secure, Inc. | Q3 2023 | Page 9 Shareholder Letter Q3 2023 Sales and marketing expense of $9.7 million in the third quarter of 2023 declined 7.6% year-over- year and 9.8% sequentially, and, as a percentage of revenue, it was down 301 basis points year-over- year and 113 basis points sequentially. General and administrative expense of $56.1 million in the third quarter of 2023 includes $(0.1) million relating to non-cash equity-based compensation relating to pre-IPO employee performance award units, $0.5 million of acquisition-related fees and benefit of $(0.4) million of non-cash equity-based compensation reversals from departed team members. Excluding the pre-IPO employee performance award expense, the acquisition-related fees and reversals as well as previously disclosed prior-period non-cash items, general and administrative expense of $56.1 million grew 13.2% year-over-year and declined 0.9% sequentially and as a percentage of revenue it was down 777 basis points year-over-year and down 278 basis points sequentially. Stock compensation expense of $4.2 million in the third quarter of 2023 includes $0.4 million relating to pre-IPO employee performance award units and $(8.1) million of non-cash equity-based compensation reversals from departed team members. Excluding the pre-IPO employee performance award unit expense and reversals, stock compensation expense of $11.8 million was down 17.1% year-over-year and down 16.5% sequentially. Net Income in the third quarter 2023 was $26.9 million, Net Income per Common Share, Basic and Diluted was $0.17. Excluding the non-cash equity-based compensation cost of $0.4 million relating to pre-IPO employee performance award units and a benefit of $(8.1) million of non-cash equity- based compensation reversals from departed team members and $0.5 million of acquisition-related fees and expenses, Net Income was $19.7 million and Net Income per Common Share Basic and Diluted was $0.12. Third quarter 2023 Adjusted Net Income was $31.5 million, Adjusted Net Income per Common Share, Basic and Diluted was $0.21. Third quarter 2023 net cash provided by operating activities was $(4.9) million, Free Cash Flow was $(8.9) million and Adjusted EBITDA was $29.6 million. Net cash provided by operating activities and Free Cash Flow include approximately $133 million in cash outflow related to the settlement of accrued partnership liabilities to our credit card partner. As of September 30, 2023, our cash and cash equivalents, marketable securities and restricted cash totaled $742 million. As of November 3, 2023, the following shares of common stock were outstanding: Class A Common Stock 89,971,945, Class B Common Stock 907,234, Class C Common Stock 34,129,407, and Class D Common Stock 25,796,690 totaling 150,805,276 shares of common stock. Third Quarter 2023 Financial Discussion (Cont.)

Clear Secure, Inc. | Q3 2023 | Page 10 Shareholder Letter Q3 2023 During the three-months ended September 30, 2023, we used $11.0 million to repurchase and retire 510,000 shares of Class A Common Stock at an average price of $21.62. During the fourth quarter of 2023, we used $10.5 million to repurchase and retire 625,000 additional shares at an average price of $16.77. We now have approximately $128 million remaining in our share repurchase authorization. Third Quarter 2023 Financial Discussion (Cont.) Fourth Quarter and Full Year 2023 Guidance We expect fourth quarter 2023 revenue of $165-$167 million and Total Bookings of $185-$187 million. We are working collaboratively with our partners at TSA as we continue to hit key operational milestones in the soft launch trial period and are progressing towards public launch, which we expect this year. Fourth quarter guidance includes a modest contribution from TSA PreCheck® Enrollment Provided by CLEAR. We expect year-over-year Free Cash Flow growth in Q423.

Clear Secure, Inc. | Q3 2023 | Page 11 Shareholder Letter Q3 2023 CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (dollars in thousands, except share and per share data) September 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 63,522 $ 38,939 Marketable securities 673,044 665,810 Accounts receivable 736 1,169 Prepaid revenue share fee 20,539 17,585 Prepaid expenses and other current assets 23,202 18,097 Total current assets 781,043 741,600 Property and equipment, net 65,801 57,924 Right of use asset, net 117,399 123,880 Intangible assets, net 21,687 22,292 Goodwill 62,757 58,807 Restricted cash 5,065 29,945 Other assets 8,206 3,069 Total assets $ 1,061,958 $ 1,037,517 Liabilities and stockholders' equity Current liabilities: Accounts payable $ 14,075 $ 7,951 Accrued liabilities 112,306 106,070 Deferred revenue 351,891 283,452 Total current liabilities 478,272 397,473 Other long term liabilities 125,311 129,123 Total liabilities 603,583 526,596 Commitments and contingencies (Note 18) Class A Common Stock, $0.00001 par value - 1,000,000,000 shares authorized; 89,854,251 shares issued and outstanding as of September 30, 2023 and 87,841,336 shares issued and 87,760,831 shares outstanding as of December 31, 2022 1 1 Class B Common Stock, $0.00001 par value - 100,000,000 shares authorized; 907,234 shares issued and outstanding as of September 30, 2023 and 907,234 shares issued and outstanding as of December 31, 2022 — — Class C Common Stock, $0.00001 par value - 200,000,000 shares authorized; 34,776,689 shares issued and outstanding as of September 30, 2023 and 38,290,964 shares issued and outstanding as of December 31, 2022 — — Class D Common Stock, $0.00001 par value - 100,000,000 shares authorized; 25,796,690 shares issued and outstanding as of September 30, 2023 and 25,796,690 shares issued and outstanding as of December 31, 2022 — — Accumulated other comprehensive loss (494) (1,529) Treasury stock at cost, 0 shares as of September 30, 2023 and 80,505 shares as of December 31, 2022 — — Accumulated deficit (87,690) (101,797) Additional paid-in capital 364,087 394,390 Total stockholders’ equity attributable to Clear Secure, Inc. 275,904 291,065 Non-controlling interest 182,471 219,856 Total stockholders’ equity 458,375 510,921 Total liabilities and stockholders’ equity $ 1,061,958 $ 1,037,517

CLEAR
Shareholder Letter
Q3 2023

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(dollars in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended	
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenue	**$ 160,387**	**$ 115,919**	**$ 442,614**	**$ 309,181**
Operating expenses:				
Cost of revenue share fee	22,885	14,743	63,674	39,198
Cost of direct salaries and benefits	35,337	26,918	102,687	75,211
Research and development	11,790	16,508	56,044	46,353
Sales and marketing	9,735	10,530	30,032	29,721
General and administrative	56,101	108,389	170,323	202,508
Depreciation and amortization	5,260	4,531	15,416	13,243
Operating income (loss)	**19,279**	**(65,700)**	**4,438**	**(97,053)**
Other income (expense):				
Interest income (expense), net	7,677	1,636	21,463	1,830
Other income (expense), net	661	(2,031)	1,569	(1,834)
Income (loss) before tax	**27,617**	**(66,095)**	**27,470**	**(97,057)**
Income tax benefit (expense)	(754)	536	(846)	381
Net income (loss)	**26,863**	**(65,559)**	**26,624**	**(96,676)**
Less: net income (loss) attributable to non-controlling interests	11,517	(28,795)	12,491	(42,430)
Net income (loss) attributable to Clear Secure, Inc.	**$ 15,346**	**$ (36,764)**	**$ 14,133**	**$ (54,246)**
Net income (loss) per share of Class A Common Stock and Class B Common Stock				
Net income (loss) per common share basic, Class A	$ 0.17	$ (0.44)	$ 0.16	$ (0.67)
Net income (loss) per common share basic, Class B	$ 0.17	$ (0.44)	$ 0.16	$ (0.67)
Net income (loss) per common share diluted, Class A	$ 0.17	$ (0.44)	$ 0.15	$ (0.67)
Net income (loss) per common share diluted, Class B	$ 0.17	$ (0.44)	$ 0.15	$ (0.67)
Weighted-average shares of Class A Common Stock outstanding, basic	89,189,192	82,426,486	89,436,795	79,527,484
Weighted-average shares of Class B Common Stock outstanding, basic	907,234	1,022,669	907,234	1,035,641
Weighted-average shares of Class A Common Stock outstanding, diluted	89,968,555	82,426,486	90,503,162	79,527,484
Weighted-average shares of Class B Common Stock outstanding, diluted	907,234	1,022,669	907,234	1,035,641

Clear Secure, Inc. | Q3 2023 | Page 12

Clear Secure, Inc. | Q3 2023 | Page 13 Shareholder Letter Q3 2023 CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN CASH FLOWS (UNAUDITED) (dollars in thousands) Nine Months Ended September 30, 2023 September 30, 2022 Cash flows from operating activities: Net income (loss) $ 26,624 $ (96,676) Adjustments to reconcile net income (loss) to net cash provided from operating activities: Depreciation of property and equipment 12,933 10,792 Amortization of intangible assets 2,483 2,450 Noncash lease expense 4,896 2,245 Impairment of assets 3,707 1,217 Equity-based compensation 35,102 98,488 Deferred income tax (549) (593) Amortization of revolver loan costs 252 598 Premium amortization and (discount accretion), net on marketable securities (9,835) (104) Changes in operating assets and liabilities: Accounts receivable 433 3,229 Prepaid expenses and other assets (4,098) 3,138 Prepaid revenue share fee (2,954) (5,738) Accounts payable 5,899 (771) Accrued and other long term liabilities (10,990) 6,434 Deferred revenue 68,439 67,166 Operating lease liabilities (1,440) (2,845) Net cash provided by operating activities $ 130,902 $ 89,030 Cash flows from investing activities: Purchases of marketable securities (634,751) (581,263) Sales of marketable securities 639,090 572,784 Business combinations (3,750) — Purchase of strategic investment (6,000) — Purchases of property and equipment (21,825) (23,073) Purchase of intangible assets (129) (336) Net cash used in investing activities $ (27,365) $ (31,888) Cash flows from financing activities: Repurchase of Class A Common Stock (56,124) (4,902) Payment of dividend (6,320) — Payment of special dividend (18,129) — Distributions to members (4,322) — Tax distribution to members (13,929) (171) Debt issuance costs (396) (297) Payment of taxes on net settled stock-based awards (4,694) (2,381) Net cash used in financing activities $ (103,914) $ (7,751) Net (decrease) increase in cash, cash equivalents, and restricted cash (377) 49,391 Cash, cash equivalents, and restricted cash, beginning of period 68,884 309,126 Exchange rate effect on cash and cash equivalents, and restricted cash 80 (107) Cash, cash equivalents, and restricted cash, end of period $ 68,587 $ 358,410 September 30, 2023 September 30, 2022 Cash and cash equivalents $ 63,522 $ 329,077 Restricted cash 5,065 29,333 Total cash, cash equivalents, and restricted cash $ 68,587 $ 358,410

Clear Secure, Inc. | Q3 2023 | Page 14 Shareholder Letter Q3 2023 To evaluate performance of the business, we utilize a variety of other non-GAAP financial reporting and performance measures. These key measures include Total Bookings, Total Cumulative Enrollments, Total Cumulative Platform Uses, Annual CLEAR Plus Net Member Retention, Active CLEAR Plus Members, and Annual CLEAR Plus Member Usage. Total Bookings Total Bookings represent our total revenue plus the change in deferred revenue during the period. Total Bookings in any particular period reflect sales to new and renewing CLEAR Plus subscribers plus any accrued billings to partners. Management believes that Total Bookings is an important measure of the current health and growth of the business and views it as a leading indicator. Total Cumulative Enrollments We define Total Cumulative Enrollments as the number of enrollments since inception as of the end of the period. An Enrollment is defined as any member who has registered for the CLEAR platform since inception and has a profile (including limited time free trials regardless of conversion to paid membership) net of duplicate and/or purged accounts. This includes CLEAR Plus members who have completed enrollment with CLEAR and have ever activated a payment method, plus associated family accounts. Management views this metric as an important tool to analyze the efficacy of our growth and marketing initiatives as new members are potentially a current and leading indicator of revenues. Total Cumulative Platform Uses We define Total Cumulative Platform Uses as the number of individual engagements across CLEAR use cases, including CLEAR Plus, our flagship app and CLEAR Verified, since inception as of the end of the period. Management views this metric as an important tool to analyze the level of engagement of our member base which can be a leading indicator of future growth, retention and revenue. Annual CLEAR Plus Net Member Retention We define Annual CLEAR Plus Net Member Retention as one minus the CLEAR Plus net member churn on a rolling 12 month basis. We define “CLEAR Plus net member churn” as total cancellations net of winbacks in the trailing 12 month period divided by the average active CLEAR Plus members as of the beginning of each month within the same 12 month period. Winbacks are defined as reactivated members who have been cancelled for at least 60 days. Active CLEAR Plus members are defined as members who have completed enrollment with CLEAR and have activated a payment method for our in-airport CLEAR Plus service, including their registered family plan members. Active CLEAR Plus members also include those in a grace period of up to 45 days after a billing failure during which time we attempt to collect updated payment information. Management views this metric as an important tool to analyze the level of engagement of our member base, which can be a leading indicator of future growth and revenue, as well as an indicator of customer satisfaction and long term business economics. Definitions of Key Performance Indicators

Clear Secure, Inc. | Q3 2023 | Page 15 Shareholder Letter Q3 2023 In addition to our results as determined in accordance with GAAP, we disclose Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income per Common Share, Basic and Diluted as non-GAAP financial measures that management believes provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income (loss), net cash provided by (used in) operating activities or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Our Non-GAAP financial measures are expressed in thousands. Adjusted EBITDA and Adjusted EBITDA Margin We define Adjusted EBITDA as net income (loss) adjusted for income taxes, interest (income) expense net, depreciation and amortization, impairment and losses on asset disposals, equity-based compensation expense, mark to market of warrant liabilities, net other income (expense) excluding sublease rental income, acquisition-related costs and changes in fair value of contingent consideration. Adjusted EBITDA is an important financial measure used by management and our board of directors (“Board”) to evaluate business performance. During the third quarter of fiscal year 2022, we revised our definition of Adjusted EBITDA (Loss) to exclude sublease rental income from our other income (expense) adjustment. During the fourth quarter of fiscal year 2022, we revised our definition of Adjusted EBITDA to include impairment on assets as a separate component. We did not revise prior years' Adjusted EBITDA because there was no impact of a similar nature in the prior period that affects comparability. Adjusted EBITDA margin is adjusted EBITDA, divided by total revenues. Non-GAAP Financial Measures Active CLEAR Plus Members We define Active CLEAR Plus Members as the number of members with an active CLEAR Plus subscription as of the end of the period. This includes CLEAR Plus members who have an activated payment method, plus associated family accounts and is inclusive of members who are in a limited time free trial; it excludes duplicate and/or purged accounts. Management views this as an important tool to measure the growth of its CLEAR Plus product. Annual CLEAR Plus Member Usage We define Annual CLEAR Plus Member Usage as the total number of unique CLEAR Plus airport verifications in the 365 days prior to the end of the period divided by active CLEAR Plus members as of the end of the period who have been enrolled for at least 365 days. The numerator includes only verifications of the population in the denominator. Management views this as an important tool to analyze the level of engagement of our active CLEAR Plus member base. Definitions of Key Performance Indicators (Cont.)

Clear Secure, Inc. | Q3 2023 | Page 16 Shareholder Letter Q3 2023 Adjusted Net Income We define Adjusted Net Income as net income (loss) attributable to Clear Secure, Inc. adjusted for the net income (loss) attributable to non-controlling interests, equity-based compensation expense, amortization of acquired intangible assets, acquisition-related costs, changes in fair value of contingent consideration and the income tax effect of these adjustments. Adjusted Net Income is used in the calculation of Adjusted Net Income per Common Share as defined below. Adjusted Net Income per Common Share We compute Adjusted Net Income per Common Share, Basic as Adjusted Net Income divided by Adjusted Weighted- Average Shares Outstanding for our Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock assuming the exchange of all vested and outstanding common units in Alclear at the end of each period presented. We do not present Adjusted Net Income per Common Share for shares of our Class B Common Stock although they are participating securities based on the assumed conversion of those shares to our Class A Common Stock. We do not present Adjusted Net Income per Common Share on a dilutive basis for periods where we have Adjusted Net Income since we do not assume the conversion of any potentially dilutive equity instruments as the result would be anti-dilutive. In periods where we have Adjusted Net Income, the Company also calculates Adjusted Net Income per Common Share, Diluted based on the effect of potentially dilutive equity instruments for the periods presented using the treasury stock/if-converted method, as applicable. Adjusted Net Income and Adjusted Net Income per Common Share exclude, to the extent applicable, the tax effected impact of non-cash expenses and other items that are not directly related to our core operations. These items are excluded because they are connected to the Company’s long term growth plan and not intended to increase short term revenue in a specific period. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP operating results. Free Cash Flow We define Free Cash Flow as net cash provided by (used in) operating activities adjusted for purchases of property and equipment plus the value of share repurchases over fair value. With regards to our CLEAR Plus subscription service, we generally collect cash from our members upfront for annual subscriptions. As a result, when the business is growing Free Cash Flow can be a real time indicator of the current trajectory of the business. See below for reconciliations of these non-GAAP financial measures to their most comparable GAAP measures. Non-GAAP Financial Measures (Cont.)

Clear Secure, Inc. | Q3 2023 | Page 17 Shareholder Letter Q3 2023 This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward looking statement are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Quarterly Report for the fiscal quarter ended June 30, 2023. The Company disclaims any obligation to update any forward looking statements contained herein. Forward-Looking Statements

Clear Secure, Inc. | Q3 2023 | Page 18 Shareholder Letter Q3 2023 Forward Looking Statements This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward looking statement are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Quarterly Report for the fiscal quarter ended June 30, 2023. The Company disclaims any obligation to update any forward looking statements contained herein. Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income (loss) $ 26,863 $ (65,559) $ 26,624 $ (96,676) Income tax expense (benefit) 754 (536) 846 (381) Interest (income) expense, net (7,677) (1,636) (21,463) (1,830) Other (income) expense, net (217) 2,031 (444) 1,834 Depreciation and amortization 5,260 4,531 15,416 13,243 Impairment on assets — — 3,707 — Equity-based compensation expense 4,165 73,052 35,102 98,488 Acquisition-related costs 457 — 457 — Adjusted EBITDA $ 29,605 $ 11,883 $ 60,245 $ 14,678 Revenue $ 160,387 $ 115,919 $ 442,614 $ 309,181 Net income (loss) Margin 17% (57) % 6% (31) % Adjusted EBITDA Margin 18% 10% 14% 5 % Reconciliation of Net Income (Loss) to Adjusted Net Income Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income (loss) attributable to Clear Secure, Inc. $ 15,346 $ (36,764) $ 14,133 $ (54,246) Reallocation of net income (loss) attributable to non-controlling interests 11,517 (28,795) 12,491 (42,430) Net income (loss) 26,863 (65,559) 26,624 (96,676) Equity-based compensation expense 4,165 73,052 35,102 98,488 Amortization of acquired intangibles 790 790 2,370 2,370 Acquisition-related costs 457 — 457 — Income tax effect (806) (203) (1,456) (608) Adjusted Net Income $ 31,469 $ 8,080 $ 63,097 $ 3,574 Forward Looking Statements This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward looking statement are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Quarterly Report for the fiscal quarter ended June 30, 2023. The Company disclaims any obligation to update any forward looking statements contained herein. Reco iliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income (loss) $ 26,863 $ (65,559) $ 26,624 $ (96,676) Income tax expense (benefit) 754 (536) 846 (381) Interest (income) expense, net (7,677) (1,636) (21,463) (1,830) Other (income) expense, net (217) 2,031 (444) 1,834 Depreciation and amortization 5,260 4,531 15,416 13,243 Impairment on assets — — 3,707 — Equity-based compensation expense 4,165 73,052 35,102 98,488 Acquisition-related costs 457 — 457 — Adjusted EBITDA $ 29,605 $ 11,883 $ 60,245 $ 14,678 Revenue $ 160,387 $ 115,919 $ 442,614 $ 309,181 Net income (loss) Margin 17% (57) % 6% (31) % Adjusted EBITDA Margin 18% 10% 14% 5 % Reconciliation of Net Income (Loss) to Adjusted Net Income Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income (loss) attributable to Clear Secure, Inc. $ 15,346 $ (36,764) $ 14,133 $ (54,246) Reallocation of net income (loss) attributable to non-controlling interests 11,517 (28,795) 12,491 (42,430) Net income (loss) 26,863 (65,559) 26,624 (96,676) Equity-based compensation expense 4,165 73,052 35,102 98,488 Amortization of acquired intangibles 790 790 2,370 2,370 Acquisition-related costs 457 — 457 — Income tax effect (806) (203) (1,456) (608) Adjusted Net Income $ 31,469 $ 8,080 $ 63,097 $ 3,574 Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Reco ciliation of Ne Inc m (Loss) to Adjusted Net Income

Clear Secure, Inc. | Q3 2023 | Page 19 Shareholder Letter Q3 2023 Calculation of Adjusted Weighted-Average Shares Outstanding Basic and Diluted Three Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,189,192 82,426,486 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,022,669 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 35,733,766 40,017,569 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,506,830 Assumed weighted-average conversion of vested and outstanding warrants — 194,108 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Weighted-average impact of unvested RSAs 9,489 482,379 Weighted-average impact of unvested RSUs 769,874 450,637 Total incremental shares 779,363 933,016 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Nine Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,436,795 79,238,069 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,035,641 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 36,255,012 41,955,653 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,638,459 Assumed weighted-average conversion of vested and outstanding warrants — 183,839 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Weighted-average impact of unvested RSAs 50,372 1,061,772 Weighted-average impact of unvested RSUs 1,015,995 564,926 Total incremental shares 1,066,367 1,626,698 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Calculation of Adjusted Basic Net Income Per Common Share, Basic Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Adjusted Net Income per Common Share, Basic $ 0.41 $ 0.02 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Adjusted Net Income per Common Share, Diluted: $ 0.21 $ 0.05 Calculation of Adjusted Weighted-Average Shares Outstanding Basic and Diluted

Clear Secure, Inc. | Q3 2023 | Page 20 Shareholder Letter Q3 2023 Calculation of Adjusted Weighted-Average Shares Outstanding Basic and Diluted Three Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,189,192 82,426,486 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,022,669 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 35,733,766 40,017,569 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,506,830 Assumed weighted-average conversion of vested and outstanding warrants — 194,108 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Weighted-average impact of unvested RSAs 9,489 482,379 Weighted-average impact of unvested RSUs 769,874 450,637 Total incremental shares 779,363 933,016 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Nine Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,436,795 79,238,069 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,035,641 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 36,255,012 41,955,653 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,638,459 Assumed weighted-average conversion of vested and outstanding warrants — 183,839 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Weighted-average impact of unvested RSAs 50,372 1,061,772 Weighted-average impact of unvested RSUs 1,015,995 564,926 Total incremental shares 1,066,367 1,626,698 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Calculation of Adjusted Basic Net Income Per Common Share, Basic Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Adjusted Net Income per Common Share, Basic $ 0.41 $ 0.02 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Adjusted Net Income per Common Share, Diluted: $ 0.21 $ 0.05 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Adjusted Net Income per Common Share, Diluted: $ 0.41 $ 0.02 Summary of Adjusted Net Income per Common Share: Three Months Ended Nine Months Ended September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 $ 0.41 $ 0.02 Adjusted Net Income per Common Share, Diluted $ 0.21 $ 0.05 $ 0.41 $ 0.02 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net cash (used in) provided by operating activities $ (4,859) $ 50,923 $ 130,902 $ 75,855 Purchases of property and equipment (4,035) (9,681) (21,825) (15,214) Free Cash Flow $ (8,894) $ 41,242 $ 109,077 $ 60,641 Below is a summary of the components of the Company’s total equity-based compensation expense: Three Months Ended September 30, 2023 (in thousands) Pre-IPO employee performance awards Warrants Founder PSU Employee equity-based awards Total Cost of direct salaries and benefits $ 57 $ — $ — $ 172 $ 229 Research and development(1) 456 — — (4,040) (3,584) Sales and marketing 27 — — 408 435 General and administrative(2) (105) — 3,716 3,474 7,085 Total equity-based compensation $ 435 $ — $ 3,716 $ 14 $ 4,165 (1) Includes $7.7 million employee equity-based compensation forfeitures within research and development employee equity- based awards for the three and nine months ended September 30, 2023. (2) Includes $0.4 million employee equity-based compensation forfeitures within general and administrative pre-IPO employee performance awards and employee equity-based awards for the three and nine months ended September 30, 2023. Three Months Ended September 30, 2022 (in thousands) Pre-IPO employee performance awards Warrants Founder PSU Employee equity-based awards Total Cost of direct salaries and benefits $ — $ — $ — $ 21 $ 21 Research and development — — — 3,926 3,926 Sales and marketing — — — 41 41 General and administrative — 58,820 6,629 3,615 69,064 Total equity-based compensation $ — $ 58,820 $ 6,629 $ 7,603 $ 73,052 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Adjusted Net Income per Common Share, Diluted: $ 0.41 $ 0.02 Summary of Adjusted Net Income per Common Share: Three Months Ended Nine Months Ended September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 $ 0.41 $ 0.02 Adjusted Net Income per Common Share, Diluted $ 0.21 $ 0.05 $ 0.41 $ 0.02 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Thre Months End d Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net cash (used in) provided by operating activities $ (4,859) $ 50,923 $ 130,902 $ 75,8 5 Purchases of property and equipment (4,035) (9,681) (2 ,825) (15,214) Free Cash Flow $ (8,894) $ 41,242 $ 109,077 $ 60,641 Below is a summary of the components of the Company’s total equity-based compensation expense: Three Months Ended September 30, 2023 (in thousands) Pre-IPO employee performance awards Warrants Founder PSU Employee equity-b sed awards Total Cost of direct salaries and benefits $ 57 $ — $ — $ 172 $ 229 Research and development(1) 456 — — (4,040) (3,584) Sales and marketing 27 — — 408 435 General and administrative(2) (105) — 3,716 3,474 7,085 Total equity-based compensation $ 435 $ — $ 3,716 $ 14 $ 4,165 (1) Includes $7.7 million employee equity-based compensation forfeitures within research and development employee equity- based awards for the three and nine months ended September 30, 2023. (2) Includes $0.4 million employee equity-based compensation forfeitures within general and administrative pre-IPO employee performance awards and employee equity-based awards for the three and nine months ended September 30, 2023. Three Months Ended September 30, 2022 (in thousands) Pre-IPO employee performance awards Warrants Founder PSU Employee equity-based awards Total Cost of direct salaries and benefits $ — $ — $ — $ 21 $ 21 Research and development — — — 3,926 3,926 Sales and marketing — — — 41 41 General and administrative — 58,820 6,629 3,615 69,064 Total equity-based compensation $ — $ 58,820 $ 6,629 $ 7,603 $ 73,052 lation of Adjusted Net Income per Common Share, Diluted: Summary of Adjusted Net Income per Common Share: Calculation of Adjusted Net Income Per Common Share, Basic Calculation of Adjusted Weighted-Average Shares Outstanding Basic and Diluted Three Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,189,192 82,426,486 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,022,669 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 35,733,766 40,017,569 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,506,830 Assumed weighted-average conversion of vested and outstanding warrants — 194,108 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Weighted-average impact of unvested RSAs 9,489 482,379 Weighted-average impact of unvested RSUs 769,874 450,637 Total incremental shares 779,363 933,016 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Nine Months Ended September 30, 2023 September 30, 2022 Weighted-average number of shares outstanding, basic for Class A Common Stock 89,436,795 79,238,069 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 1,035,641 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 36,255,012 41,955,653 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,638,459 Assumed weighted-average conversion of vested and outstanding warrants — 183,839 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Weighted-average impact of unvested RSAs 50,372 1,061,772 Weighted-average impact of unvested RSUs 1,015,995 564,926 Total incremental shares 1,066,367 1,626,698 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Calculation of Adjusted Basic Net Income Per Common Share, Basic Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Basic 151,626,882 150,167,662 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Basic 152,395,731 149,051,661 Adjusted Net Income per Common Share, Basic $ 0.41 $ 0.02 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 31,469 $ 8,080 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 152,406,245 151,100,678 Adjusted Net Income per Common Share, Diluted: $ 0.21 $ 0.05 Nine Months Ended September 30, 2023 September 30, 2022 Adjusted Net Income in thousands $ 63,097 $ 3,574 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 153,462,098 150,678,359 Adjusted Net Income per Common Share, Diluted: $ 0.41 $ 0.02 Summary of Adjusted Net Income per Common Share: Three Months Ended Nine Months Ended September 3 , 2023 September 3 , 2022 September 3 , 2023 September 30, 2022 Adjusted Net Income per Common Share, Basic $ 0.21 $ 0.05 $ 0.41 $ 0.02 Adjusted Net Income per Common Share, Diluted $ 0.21 $ 0.05 $ 0.41 $ 0.02 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Three Months Ended Nine Months Ended (In thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net cash (used in) provided by operating activities $ (4,859) $ 50,923 $ 130,902 $ 75,855 Purchases of property and equipment (4,035) (9,681) (21,825) (15,214) Free Cash Flow $ (8,894) $ 41,242 $ 109,077 $ 60,641 Below is a summary of the components of the Company’s total equity-based compensation expense: Three Months Ended September 30, 2023 (in thousands) P e-IPO mployee performance awards Warrants Founder PSU Employe equity-based awards Total Cost of direct salaries and benefits $ 57 $ — $ — $ 172 $ 229 Research and development(1) 456 — — (4,040) (3,584) Sales and marketing 27 — — 408 435 General and administrative(2) (105) — 3,716 3,474 7,085 Total equity-based compensation $ 435 $ — $ 3,716 $ 14 $ 4,165 (1) Includes $7.7 million employee equity-based compensation forfeitures within research and development employee equity- based awards for the three and nine months ended September 30, 2023. (2) Includes $0.4 million employee equity-based compensation forfeitures within general and administrative pre-IPO employee performance awards and employee equity-based awards for the three and nine months ended September 30, 2023. Three Months Ended September 30, 2022 (in thousands) Pre-IPO mployee performance awards Warrants Founder PSU Employe equity-based awards Total Cost of direct salaries and benefits $ $ $ $ 21 $ 21 Res arch and development 3,926 3,926 Sales and marketing — — 41 41 General and administrative 58, 20 6, 29 3,615 69,064 Total equity-based compensation $ — $ 58,820 $ 6,629 $ 7,603 $ 73,052 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow:

CLEAR
Shareholder Letter
Q3 2023

Below is a summary of the components of the Company's total equity-based compensation expense:

	Three Months Ended September 30, 2023 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ 57	$ —	$ —	$ 172	$ 229
Research and development[(1)]	456	—	—	(4,040)	(3,584)
Sales and marketing	27	—	—	408	435
General and administrative[(2)]	(105)	—	3,716	3,474	7,085
Total equity-based compensation	**$ 435**	**$ —**	**$ 3,716**	**$ 14**	**$ 4,165**

	Three Months Ended September 30, 2022 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ —	$ —	$ —	$ 21	$ 21
Research and development	—	—	—	3,926	3,926
Sales and marketing	—	—	—	41	41
General and administrative	—	58,820	6,629	3,615	69,064
Total equity-based compensation	**$ —**	**$ 58,820**	**$ 6,629**	**$ 7,603**	**$ 73,052**

	Nine Months Ended September 30, 2023 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ 114	$ —	$ —	$ 331	$ 445
Research and development[(1)]	1,251	—	—	5,562	6,813
Sales and marketing	(107)	—	—	572	465
General and administrative[(2)]	198	623	16,759	9,799	27,379
Total equity-based compensation	**$ 1,456**	**$ 623**	**$ 16,759**	**$ 16,264**	**$ 35,102**

	Nine Months Ended September 30, 2022 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ —	$ —	$ —	$ 158	$ 158
Research and development	—	—	—	10,358	10,358
Sales and marketing	—	—	—	189	189
General and administrative	—	58,942	19,672	9,169	87,783
Total equity-based compensation	**$ —**	**$ 58,942**	**$ 19,672**	**$ 19,874**	**$ 98,488**

[(1)] Includes $7.7 million employee equity-based compensation forfeitures within research and development employee equitybased awards for the three and nine months ended September 30, 2023.

[(2)] Includes $0.4 million employee equity-based compensation forfeitures within general and administrative pre-IPO employee performance awards and employee equity-based awards for the three and nine months ended September 30, 2023.

Clear Secure, Inc. | Q3 2023 | Page 21

CLEAR
Shareholder Letter
Q3 2023

Appendix

Net Adjustments[1] and Founder PSU and Employee Equity-Based Awards[2]

(In thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Net Adjustments[1]							
Cost of Revenue Share Fee	$ (421)	$ (1,417)	$ (2,305)	$ (1,160)	$ (612)	$ (334)	$ (1,095)
Cost of Direct Salaries and Benefits	—	—	—	87	23	34	57
Research and Development	—	—	—	2,567	1,365	647	(7,248)
Sales and Marketing	—	—	—	181	(145)	11	27
General and Administrative	70	52	58,820	23,221	3,874	(458)	(16)
Depreciation and Amortization	—	—	—	—	—	—	—
Subtotal	**$ (351)**	**$ (1,365)**	**$ 56,515**	**$ 24,896**	**$ 4,505**	**$ (100)**	**$ (8,275)**
Founder PSU and Employee Equity-Based Awards[2]							
Cost of Revenue Share Fee	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Cost of Direct Salaries and Benefits	93	43	21	111	50	109	172
Research and Development	3,741	2,691	3,926	4,645	4,730	4,872	3,665
Sales and Marketing	48	99	41	197	44	121	408
General and Administrative	9,177	9,421	10,244	10,850	10,340	9,026	7,558
Depreciation and Amortization	—	—	—	—	—	—	—
Subtotal	**$ 13,059**	**$ 12,254**	**$ 14,232**	**$ 15,803**	**$ 15,164**	**$ 14,128**	**$ 11,803**

[1] Table represents adjustments called out in our release which an investor may want to consider when evaluating our financial performance and ongoing operating expenses. Items include pre-IPO warrant/employee performance award expenses/reversals, non-cash asset impairments, writeoffs, acquisition-related expenses and non-recurring COVID-related benefits to Revenue Share.

[2] Founder PSU/Employee Equity-Based Awards excluding pre-IPO warrant/employee performance award expenses/reversals

Clear Secure, Inc. | Q3 2023 | Page 22